SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : August 26, 2002

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2002 providing for the issuance of Centex Home Equity Loan Trust 2002-B.

                                 CHEC FUNDING LLC
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-02                 76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-6811

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Centex Home Equity Loan Trust 2002-B (the "Certificates").

     The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 ( the "Agreement"), among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee. On August 26, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on August 26, 2002 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JPMorgan Chase Bank,
                                 not in its individual capacity but solely as Trustee under the
                                 Agreement referred to herein



Date:  August 28, 2002        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         August 26, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  August 26, 2002


                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               August 26, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1        54,800,000.00     49,852,973.51    1,910,381.30     148,728.04  2,059,109.34   0.00            0.00       47,942,592.21
AF_2        31,000,000.00     31,000,000.00            0.00     115,914.17    115,914.17   0.00            0.00       31,000,000.00
AF_3        25,000,000.00     25,000,000.00            0.00     106,708.33    106,708.33   0.00            0.00       25,000,000.00
AF_4        31,800,000.00     31,800,000.00            0.00     156,244.00    156,244.00   0.00            0.00       31,800,000.00
AF_5         5,000,000.00      5,000,000.00            0.00      26,391.67     26,391.67   0.00            0.00        5,000,000.00
AF_6        16,317,000.00     16,317,000.00            0.00      80,361.23     80,361.23   0.00            0.00       16,317,000.00
MF_1        10,423,000.00     10,423,000.00            0.00      55,745.68     55,745.68   0.00            0.00       10,423,000.00
MF_2         9,000,000.00      9,000,000.00            0.00      51,705.00     51,705.00   0.00            0.00        9,000,000.00
BF           6,160,000.00      6,160,000.00            0.00      36,508.27     36,508.27   0.00            0.00        6,160,000.00
AV         191,470,000.00    183,888,896.54    3,603,213.51     342,749.29  3,945,962.80   0.00            0.00      180,285,683.03
MV_1        17,512,000.00     17,512,000.00            0.00      38,866.99     38,866.99   0.00            0.00       17,512,000.00
MV_2        12,843,000.00     12,843,000.00            0.00      34,098.22     34,098.22   0.00            0.00       12,843,000.00
BV          11,675,000.00     11,675,000.00        1,798.79      38,469.18     40,267.97   0.00            0.00       11,673,201.21
R                    0.00              0.00            0.00           0.00          0.00   0.00            0.00                0.00
TOTALS     423,000,000.00    410,471,870.05    5,515,393.60   1,232,490.07  6,747,883.67   0.00            0.00      404,956,476.45

AIO_1       48,000,000.00     38,000,000.00            0.00     190,000.00    190,000.00   0.00            0.00       35,000,000.00
AIO_2       56,000,000.00     45,000,000.00            0.00     225,000.00    225,000.00   0.00            0.00       43,000,000.00
X_IO             9,998.46          9,998.46            0.00   1,381,426.85  1,381,426.85   0.00            0.00            9,998.46
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1     152314EU0      909.72579398   34.86097263       2.71401533       37.57498796      874.86482135        AF_1     3.580000 %
AF_2     152314EV8    1,000.00000000    0.00000000       3.73916677        3.73916677    1,000.00000000        AF_2     4.487000 %
AF_3     152314EW6    1,000.00000000    0.00000000       4.26833320        4.26833320    1,000.00000000        AF_3     5.122000 %
AF_4     152314EX4    1,000.00000000    0.00000000       4.91333333        4.91333333    1,000.00000000        AF_4     5.896000 %
AF_5     152314EY2    1,000.00000000    0.00000000       5.27833400        5.27833400    1,000.00000000        AF_5     6.334000 %
AF_6     152314EZ9    1,000.00000000    0.00000000       4.92500031        4.92500031    1,000.00000000        AF_6     5.910000 %
MF_1     152314FA3    1,000.00000000    0.00000000       5.34833349        5.34833349    1,000.00000000        MF_1     6.418000 %
MF_2     152314FB1    1,000.00000000    0.00000000       5.74500000        5.74500000    1,000.00000000        MF_2     6.894000 %
BF       152314FC9    1,000.00000000    0.00000000       5.92666721        5.92666721    1,000.00000000        BF       7.112000 %
AV       152314FD7      960.40578963   18.81868444       1.79009396       20.60877840      941.58710519        AV       2.096880 %
MV_1     152314FE5    1,000.00000000    0.00000000       2.21944895        2.21944895    1,000.00000000        MV_1     2.496880 %
MV_2     152314FF2    1,000.00000000    0.00000000       2.65500428        2.65500428    1,000.00000000        MV_2     2.986880 %
BV       152314FG0    1,000.00000000    0.15407195       3.29500471        3.44907666      999.84592805        BV       3.706880 %
TOTALS                  970.38267151   13.03875556       2.91368811       15.95244366      957.34391596

AIO_1    N/A            791.66666667    0.00000000       3.95833333        3.95833333      729.16666667        AIO_1    6.000000 %
AIO_2    N/A            803.57142857    0.00000000       4.01785714        4.01785714      767.85714286        AIO_2    6.000000 %
X_IO     N/A          1,000.00000000    0.00000000            ###               ###      1,000.00000000        X_IO     0.000000 %
--------------------------------------------------------------------------------------------------------  ------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                    Sora Jun
               JPMorgan Chase Bank - Structured Finance Services
                         450 W. 33rd Street, 8th Floor,
                            New York, New York 10001
                              Tel: (212) 946-3669
                              Fax: (212) 946-3916
                           Email: Sora.jun@chase.com
                    ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-

                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               August 26, 2002

Sec. 7.09(ii)     Distributions Allocable to Principal
                  Group I
                  Scheduled Monthly Payments                                                                    209,488.83
                  Curtailments                                                                                  122,646.39
                  Prepayments in Full                                                                         1,578,246.08
                  Loans Repurchased by Seller                                                                         0.00
                  Substitution Amounts                                                                                0.00
                  Net Liquidation Proceeds                                                                            0.00
                  Subordination Increase Amount                                                                       0.00
                  Excess Overcollateralization Amount                                                                 0.00

                  Group II
                  Scheduled Monthly Payments                                                                   126,807.78
                  Curtailments                                                                                 209,841.74
                  Prepayments in Full                                                                        3,266,563.99
                  Loans Repurchased by Seller                                                                        0.00
                  Substitution Amounts                                                                               0.00
                  Net Liquidation Proceeds                                                                           0.00
                  Subordination Increase Amount                                                                      0.00
                  Excess Overcollateralization Amount                                                                0.00

Sec. 7.09(iv)     Class Interest Carryover Shortfall
                  Group I Certificates
                  Class AF-1                                                                                          0.00
                  Class AF-2                                                                                          0.00
                  Class AF-3                                                                                          0.00
                  Class AF-4                                                                                          0.00
                  Class AF-5                                                                                          0.00
                  Class AF-6                                                                                          0.00
                  Class MF-1                                                                                          0.00
                  Class MF-2                                                                                          0.00
                  Class BF                                                                                            0.00
                  Group II Certificates
                  Class AV                                                                                            0.00
                  Class MV-1                                                                                          0.00
                  Class MV-2                                                                                          0.00
                  Class BV                                                                                            0.00

Sec. 7.09(v)      Class Principal Carryover Shortfall
                  Group I Certificates
                  Class AF-1                                                                                          0.00
                  Class AF-2                                                                                          0.00
                  Class AF-3                                                                                          0.00
                  Class AF-4                                                                                          0.00
                  Class AF-5                                                                                          0.00
                  Class AF-6                                                                                          0.00
                  Class MF-1                                                                                          0.00
                  Class MF-2                                                                                          0.00
                  Class BF                                                                                            0.00
                  Group II Certificates
                  Class AV                                                                                            0.00
                  Class MV-1                                                                                          0.00
                  Class MV-2                                                                                          0.00
                  Class BV                                                                                            0.00

Sec. 7.09(vi)     Aggregate Loan Balance of Each Group
                  Group I Beginning Aggregate Loan Balance                                                     184,552,973.51
                  Group I Ending Aggregate Loan Balance                                                        182,642,592.21

                  Group II Beginning Aggregate Loan Balance                                                    225,918,896.54
                  Group II Ending Aggregate Loan Balance                                                       222,313,884.24

Sec. 7.09(vii)    Overcollateralization
                  Group I Overcollateralization Amount                                                                0.00
                  Group I Required Overcollateralization Amount                                                       0.00

                  Group II Overcollateralization Amount                                                               0.00
                  Group II Required Overcollateralization Amount                                                      0.00

Sec. 7.09(viii) Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)     Substitution Amounts
                  Group I                                                                                             0.00
                  Group II                                                                                            0.00
Sec. 7.09(ix)     Loan Purchase Price Amounts
                  Group I                                                                                             0.00
                  Group II                                                                                            0.00

Sec. 7.09(x)      Weighted Average Net Coupon Rate
                  Group I                                                                                          8.8669 %
                  Group II                                                                                         8.8546 %

                                      -7-

                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               August 26, 2002

Sec. 7.09(xi)     Monthly Interest Amount
                  Group I                                                                                      1,364,181.55
                  Group II                                                                                     1,667,519.43

Sec. 7.09(xiii)   Weighted Average Gross Margin - Group II Loans                                                   8.7818 %

Sec. 7.09(xiv)    Largest Loan Balance
                  Group I                                                                                        527,296.21
                  Group II                                                                                       525,485.87

Sec. 7.09(xv)     Basic Principal Amount
                  Group I                                                                                      1,910,381.30
                  Group II                                                                                     3,603,213.51

Sec. 7.09(xvi)    Net Wac Cap Carryover
                  Group I                                                                                             0.00
                  Group II                                                                                            0.00

Sec. 7.09(xvi)    Net Wac Cap
                  Group I                                                                                           7.63 %
                  Group II                                                                                          7.18 %

Sec. 7.09(xix)    Applied Realized Loss Amounts
                  Group I                                                                                             0.00
                  Class MF-1                                                                                          0.00
                  Class MF-2                                                                                          0.00
                  Class BF                                                                                            0.00
                  Group II                                                                                            0.00
                  Class MV-1                                                                                          0.00
                  Class MV-2                                                                                          0.00
                  Class BV                                                                                            0.00

Sec. 7.09(b)(i)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                                         Group 1
                                -----------------------------------------------
                                        Category              Number               Principal Balance      Percentage
                                        1 Month                    42            1,853,331.98                  1.01 %
                                        2 Month                    17              634,709.79                  0.35 %
                                        3 Month                     5              168,836.53                  0.09 %
                                        Total                      64            2,656,878.30                  1.45 %

                                         Group 2
                                -----------------------------------------------
                                        Category              Number               Principal Balance      Percentage
                                        1 Month                  38            3,139,567.43                  1.41 %
                                        2 Month                  15            1,606,157.85                  0.72 %
                                        3 Month                   7              481,437.30                  0.22 %
                                         Total                   60            5,227,162.58                  2.35 %

                                      Group Totals
                                -----------------------------------------------
                                        Category              Number               Principal Balance      Percentage
                                        1 Month                   80            4,992,899.41                  1.23 %
                                        2 Month                   32            2,240,867.64                  0.55 %
                                        3 Month                   12              650,273.83                  0.16 %
                                         Total                   124            7,884,040.88                  1.94 %

Sec. 7.09(b)(ii)  Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                                 Group 1
                                         Number            Principal Balance                Percentage
                                           2                 55,611.55                 0.03 %

                                                 Group 2
                                         Number            Principal Balance                Percentage
                                           4                373,169.71                 0.17 %

                                                Group Totals
                                         Number            Principal Balance                Percentage
                                           6                428,781.26                 0.11 %

Sec. 7.09(b)(iii  Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                                                 Group 1
                                         Number            Principal Balance                Percentage
                                          10                594,295.61                 0.33 %

                                                 Group 2
                                         Number            Principal Balance                Percentage
                                          12              1,162,872.33                 0.52 %

                                                Group Totals
                                         Number            Principal Balance                Percentage

                                          22              1,757,167.94                 0.43

                                      -8-


                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               August 26, 2002


Sec. 7.09(b)(iii  Balloon Loans
                  Number of Balloon Loans                                              182.00
                  Balance of Balloon Loans                                               13,622,409.98

Sec. 7.09(b)(iv)  Number and Aggregate Principal Amounts of REO Loans

                                                Group 1
                                         Number              Principal Balance       Percentage
                                           0                            0.00            0.00 %

                                                 Group 2
                                         Number              Principal Balance       Percentage
                                           2                384,750.00                 0.17 %

                                                Group Totals
                                         Number              Principal Balance       Percentage
                                           2                384,750.00                 0.10 %



Sec. 7.09(b)(v)   Book Value of REO Loans
                  Group I                                                                                   0.00
                  Group II                                                                            384,750.00

Sec. 7.09(b)(vi)  Realized Losses
                  Group I
                  Monthly Realized Losses                                                                   0.00
                  Cumulative Realized Losses                                                                5.00

                  Group II
                  Monthly Realized Losses                                                               1,798.79
                  Cumulative Realized Losses                                                            1,798.79

Sec. 7.09(b)(vii  Net Liquidation Proceeds
                  Group I                                                                                   0.00
                  Group II                                                                                  0.00

Sec. 7.09(b)(vii  60+ Delinquency Percentage (Rolling Three Month)
                  Group I                                                                                 0.28 %
                  Group II                                                                                0.83 %

Sec. 7.09(b)(ix)  Cumulative Loss Percentage
                  Group I                                                                                 0.00 %
                  Group II                                                                                0.00 %

Sec. 7.09(b)(x)   Has a Trigger Event Occurred?
                  Group I                                                                                     NO
                  Group II                                                                                    NO

                  1-Month LIBOR for Current Distribution Date                                             1.84 %
